UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 1, 2021, Arthur J. Gallagher & Co. (the “Company”) completed the acquisition (the “Acquisition”) of the treaty reinsurance brokerage operations of Willis Towers Watson plc (the “Seller”). The Acquisition was completed pursuant to a Security and Asset Purchase Agreement entered into on August 12, 2021 (the “Purchase Agreement”) between the Company and the Seller.

Upon the closing of the Acquisition, the Company paid the Seller an initial gross purchase price of $3.25 billion (the “Purchase Price”). Under the Purchase Agreement, the Purchase Price is subject to potential additional deferred consideration of up to $750 million, payable in 2025 based on revenues of the acquired operations in 2024. Other than with respect to the Acquisition, there is no material relationship between the Company and the Seller. The Company funded the Purchase Price using cash on hand, short-term borrowings and funds raised via capital market transactions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference in its entirety.

Item 7.01.	Regulation FD Disclosure.

On December 1, 2021, the Company issued a press release announcing the completion of the Acquisition, a copy of which press release is attached to this Current Report on Form 8-K as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement, dated August 12, 2021 (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 16, 2021).

99	Press release, dated December 1, 2021, issued by Arthur J. Gallagher & Co.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 1, 2021	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary